Kona Grill
kitchen • sushi • cocktails

INVESTOR PRESENTATION
ICR CONFERENCE – JANUARY 2016

IMPORTANT CAUTIONS REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements. These statements relate to future events or expectations regarding our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the adverse impact if restaurant sales decrease; a decline in visitors to activity centers surrounding our restaurants; the effect of growth on our infrastructure, resources, and existing restaurants; our ability to expand our operations in both new and existing U.S. markets, and to support international franchise operations; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; negative publicity surrounding our restaurants or the consumption of our food products in general; the impact of foreign, federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

KONA GRILL
kitchen • sushi • cocktails

WHO WE ARE…

- Emerging upscale casual growth concept
  - Contemporary American favorites, award-winning sushi, and specialty cocktails
  - Moderately priced **$26 avg. check** with **$4.5M avg. unit volumes and $625 sales per square foot**
- 37 locations across 19 states and Puerto Rico
  - Industry-leading unit economics
  - National portability and flexible real estate model
  - Strong new restaurant average weekly sales
- Superior financial results
  - Solid SSS momentum – positive growth in 21 of last 22 quarters
  - Top quartile restaurant operating margins



Boise, Idaho





KONA GRILL
kitchen • sushi • cocktails

WHAT SETS US APART?

Distinctive Atmosphere

- Main dining area, full-service bar, indoor/outdoor patio and sushi bar provide a choice of atmospheres and a variety of environments



Bar
30%
American Grill
46%
Sushi
24%

- 30% Alcohol mix has remained consistent since inception
- 90%+ of receipts contain food items

Diverse Menu Mix

- Broad menu offering appeals to a wide range of tastes, preferences and price points



Beer
8%
Wine 9%
Sushi
24%
Liquor
13%
Desserts 3%
Entrees 12%
Appetizers
9%
Flatbreads,
Pasta, &
Sandwiches: 14%
Soups &
Salads 8%

KONA GRILL
kitchen • sushi • cocktails

WHAT SETS US APART? (CONTINUED)

Success Across Multiple Day-Parts

- Multitude of dining and social experiences for our guests leads to successful execution across 4 day-parts


Lunch
25%
Dinner
51%
Late Night
12%
Happy Hour
12%

Lunch: Open – 3PM
Happy Hour: 3PM – 5PM
Dinner: 5PM – 9PM
Late Night: 9PM – Close



Boise, Idaho

KONA GRILL
kitchen • sushi • cocktails

SOPHISTICATED UPSCALE CASUAL DINING EXPERIENCE

- Scratch kitchen delivers exceptional flavors
- 40+ signature sauces & dressings
- Awarded ***"Best Sushi"*** in multiple markets
- Voted "***Best Happy Hour"*** in several cities
- Multiple menu choices for health-conscious guests
- Exhibition-style kitchen & sushi bar
- Indoor/outdoor design drives energy





FRESH FOOD MADE FROM SCRATCH

- Our **sophisticated and diverse menu** boasts a wide array of options for guests
  - Freshly prepared, critically acclaimed sushi
  - Innovative contemporary American favorites
  - Comprehensive selection of specialty cocktails
- Offers a great value proposition with a $26 average check

Award-Winning Sushi
24% of Sales

Salmon and Tuna Naruto Roll



Bama Roll



Picasso Roll



Contemporary American
46% of Sales

Macadamia Nut Chicken



Kona Chopped Salad



Hawaiian Ribeye



Bar
30% of Sales

Raspberry Crush



Sake Sangria



Passion Fruit Gin Sling



KONA GRILL
kitchen • sushi • cocktails

AFFORDABLE DINING EXPERIENCE

Average check without alcohol compares favorably to competition



Average check with and without alcohol
$14.50
$11.31
$19.88
$17.20
$20.20
$17.57
$20.43
$12.42
$24.00
$18.48
$24.93
$19.45
$25.06
$21.30
$26.00
$18.20
$40.75
$29.79
$51.00
$32.75
BJ's
PF Chang's
The Cheesecake Factory
Yard House
Bonefish Grill
BRIO
Joe's Crab Shack
Kona Grill kitchen • sushi • cocktails
Seasons 52
Del Frisco's Grille

Source: SEC filings, investor presentations, analyst research
Note: Average check for P.F. Chang's reflects 2013 data per analyst research

KONA GRILL kitchen • sushi • cocktails

LOYAL USER BASE

Multiple Dayparts and Dining Choices Drives Frequency

- **Frequency driven by multiple dining areas**
  - Sushi bar
  - Dining room
  - Indoor bar
  - Lounge
  - Outdoor patio

- **Usage opportunities**
  - Everyday dining
  - Business meetings
  - Special occasions
  - Large parties
  - Happy hour with co-workers
  - Family dining
    - Kid's menu with create your own bento box



Plano, Texas



KONA GRILL
kitchen • sushi • cocktails

FOCUSED MARKETING

Loyalty Club

KONAVORE™

- 245,000+ members
- Drive traffic by keeping Kona top of mind

Electronic Media

- Social marketing (Yelp, Instagram, Facebook, Twitter)
- SEO/SEM
- Loyalty club emails

Local Market Engagement

- PR
- Direct marketing
- Charity sponsorship
- Concierge program

Promoting Our Brand

KONA GRILL
kitchen • sushi • cocktails

NATIONAL FOOTPRINT WITH SIGNIFICANT ROOM TO GROW



Boise
Eden Prairie
Minneapolis
Troy
Stamford
Woodbridge
Lincolnshire
Carmel
Columbus
(Nov 2014)
Omaha
Oak Brook
Baltimore
Fairfax
Arlington (June 2015)
Richmond
Denver
Kansas City
Cincinnati
(Oct 2015)
Las Vegas (Strip)
(Nov 2015)
Las Vegas
El Segundo
Irvine
Nashville
Phoenix
Scottsdale
Chandler
Gilbert
Waikiki
Plano
(May 2015)
Alpharetta
(Oct 2014)
Huntsville
Fort Worth
Dallas
El Paso
(June 2014)
Austin
The Woodlands
Baton Rouge
Winter Park
San Antonio
Houston
Tampa
Friendswood
(Dec 2015)
Sarasota
(Oct 2014)
San Antonio
(North Star)
San Juan, PR
(Mar 2015)
Miami
(Oct 2015)
Comp base restaurants
Recently opened restaurants
Executed lease for 2016-2017 opening

KONA GRILL
kitchen • sushi • cocktails

SIGNIFICANT GROWTH OPPORTUNITY

Substantial Runway vs. Leading Polished Casual Incumbents


Current Domestic Units
Meaningful White Space Opportunity for Additional Kona Grill Restaurants
20
37
42
62
116
138
171
188
204
212
DEL FRISCO'S GRILLE
KONA GRILL
Yard House
BRAVO BRIO
JOE'S CRAB SHACK
BJ's
The Cheesecake Factory
P.F. CHANG'S
BONEFISH GRILL

Source: SEC filings, investor presentations, analyst research

KONA GRILL
kitchen • sushi • cocktails

COMPELLING UNIT LEVEL ECONOMICS

Quality site selection & effective execution can lead to superior returns…

($ in thousands)	**Comparable Units[1]**
Restaurant sales	$4,500
Net cash investment[2]	$2,600
Restaurant cash flow % margin	18% - 19%
Sales to Cash Investment Ratio	**1.7x**
Cash Return on Cash Investment	**31% - 33%**

1) Figures reflect averages for the 26 restaurants in the comparable base as of 12/31/15.
2) Net of landlord tenant improvement allowance & excluding pre-opening expenses.

FLEXIBLE REAL ESTATE OPTIONS

Real Estate Type:	Current Units
Lifestyle/entertainment centers	15
Upscale retail center/shopping malls	11
Mixed use commercial/retail centers	8
Freestanding	3


KONA GRILL
El Paso, Texas



- Significant commercial, residential and daytime population
- Rigorous ROI review – target > 30%
- Prototype: ~ 7,000 sq. ft. and 280 seats

KONA GRILL
kitchen • sushi • cocktails

FLEXIBLE REAL ESTATE OPTIONS
LIFESTYLE CENTER: ALPHARETTA, GA




KONA GRILL
kitchen • sushi • cocktails



- $600 million mixed use development with 570,000 sq. ft. of shopping/dining and 750,000 sq. ft. of Class A office space
- Strong retail co-tenants (Whole Foods, Arhaus, Crate & Barrel, Regal Cinemas)
- Attractive, affluent demographics – 63% HH's within 7-mile radius have income greater than $75,000/yr.


KONA GRILL

FLEXIBLE REAL ESTATE OPTIONS
OUTDOOR MALL: IRVINE SPECTRUM




10 Miles
7 Miles
5 Miles
Irvine Spectrum Center®
The Market Place
The District at Tustin Legacy
South Coast Plaza
The Shops at Mission Viejo
Fashion Island®



- **Leading retail center with 15 million annual visitors, half the visits include dining**
- **500,000 average daily traffic**
- **11,000 homes and 14,000 apartments planned within 3-mile radius**
- **Household income 2.1x the national avg.**



KONA GRILL
kitchen • sushi • cocktails

FLEXIBLE REAL ESTATE OPTIONS FREESTANDING: PLANO, TX







- Headquarters for several Fortune 1000 companies and more than 10,000 businesses
- 9th largest city in Texas, 4th largest in DFW metroplex
- Restaurant visible from Dallas North Tollway (120,000 vehicles per day)
- Highly educated, young and diverse demographics



KONA GRILL
kitchen • sushi • cocktails

NEW DESIGN PANORAMIC TOUR ALPHARETTA – EXTERIOR VIEW


KONA GRILL
kitchen · sushi · cocktails

NEW DESIGN PANORAMIC TOUR COLUMBUS – ENTRANCE


KONA GRILL

NEW DESIGN PANORAMIC TOUR ALPHARETTA – BAR



KONA GRILL
kitchen • sushi • cocktails

NEW DESIGN PANORAMIC TOUR ALPHARETTA – OUTDOOR PATIO



NEW DESIGN PANORAMIC TOUR
ARLINGTON - DINING ROOM



NEW DESIGN PANORAMIC TOUR
ARLINGTON - PRIVATE DINING ROOM



NEW DESIGN PANORAMIC TOUR
PLANO – SUSHI BAR



INTERNATIONAL FRANCHISING INITIATIVE

- **Growth initiative a result of:**
  - Significant unsolicited interest from well-capitalized and experienced hospitality franchise operators
  - Opportunity to leverage a proven and portable Kona Grill brand
  - Opportunity to put minimal capital at risk relative to U.S unit development in pursuit of high margin royalty revenues
- **Hired VP of International Development with over 20 years experience, including:**
  - Grew Chuck E. Cheese international franchise unit count from 0 to 36
  - From 1997 to 2009 helped drive international growth of TGI Friday's
  - Worked with franchise partners in over 50 countries
- **Signed letters of intent for the Middle East and Mexico; development agreements in process**
- **First international location projected for late 2016**

KONA GRILL
kitchen • sushi • cocktails

EXPERIENCED SENIOR LEADERSHIP TEAM

Name and Position	Biography
Berke Bakay President & Chief Executive Officer	▪ Largest shareholder (12% of company) ▪ President & CEO since 2012, Board member since 2009
Christi Hing Chief Financial Officer	▪ 10+ years with Kona ▪ 20 years of finance and accounting experience
Marci Rude VP of Development	▪ 23+ years of commercial real estate experience ▪ Instrumental in PF Chang's Bistro growth phase
Jenny Elkins VP of Operations	▪ 13+ years with Kona ▪ Previous roles include Senior Director of Training, District Manager and General Manager
Chris Moran VP of Food and Beverage	▪ 28+ years of restaurant industry experience ▪ Roles of increasing responsibilities, including Corporate Executive Chef - Redstone American Grill
Carlos de León VP of International Development	▪ 20+ years of international restaurant development ▪ Development of over 125 franchise locations in 50+ countries

KONA GRILL
kitchen • sushi • cocktails

KEY TAKEAWAYS

- Unique growth concept; **differentiated upscale casual**
  - 50%+ of sales from sushi and bar
  - Successful execution in 4 dayparts & 3 distinct businesses
- National portability, flexible real estate options, international opportunity
- Industry-leading unit economics
- Strong cash-on-cash returns
- Well-capitalized balance sheet
- Significant insider ownership (24% Board ownership)
- **20% unit growth planned for next several years**

FINANCIAL OVERVIEW

RESTAURANT SALES



$ in millions
20%+ Growth
$93.7
$96.0
$98.3
$119.1
$143.0
2011
2012
2013
2014
2015 (1)

(1) Preliminary, unaudited for FY 2015

STRONG NEW UNIT SALES PERFORMANCE



Comp Units
Non-Comp Units
$105,000
$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
4Q 13
1Q 14
2Q 14
3Q 14
4Q 14
1Q 15
2Q 15
3Q 15
Boise
The Woodlands
Fort Worth
El Paso
Sarasota
Alpharetta
Columbus
San Juan
Plano
Arlington

AWS Differential of Non-Comp Relative to Comp Base:

4Q 13	128%
1Q 14	94%
2Q 14	92%
3Q 14	111%
4Q 14	104%
1Q 15	93%
2Q 15	98%
3Q 15	98%

Expectation: Initial AWS at 90% of Comp Base

Period Restaurant Opened

- New Retail Development
- Existing Retail Development/Mixed Use/Commercial

KONA GRILL
kitchen • sushi • cocktails

TWO-YEAR SAME-STORE SALES STACK VS. CASUAL DINING INDUSTRY


Kona Grill
Knapp-Track Casual Dining Index
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15
Q4-15

Source: Knapp-Track

* Based upon company research

Kona Grill kitchen • sushi • cocktails

RESTAURANT OPERATING PROFIT MARGIN



17.8%
18.8%
18.9%
18.4%
19.0%
18.0%
18.3%
16.8%
Remodeled and 2 new units had ~50 bps impact
Denver landlord construction and 5 new units had ~100 bps impact
Denver remodel and 6 new units had ~150 bps impact
2011
2012
2013
2014
LTM (1)

(1) LTM for 12 months ended 9/30/2015

KONA GRILL
kitchen • sushi • cocktails

LTM RESTAURANT OPERATING PROFIT MARGIN VS. PEERS


19.5%
19.2%
18.3%
16.8%
Denver remodel and 6 new units had ~150 bps impact
15.4%(2)
15.0%
14.4%
10.5%(1)
BJ's
The Cheesecake Factory
KONA GRILL
kitchen • sushi • cocktails
BONEFISH GRILL
BRAVO | BRIO
RESTAURANT GROUP
DEL FRISCO'S GRILLE
JOE'S CRAB SHACK

Note: Restaurant Operating Profit Margin is defined as Restaurant Sales less COGS, Labor, Operating Expenses and Occupancy and excludes Pre-Opening Expenses

(1) Represents estimate of 2014 and YTD 2015 general and administrative expense allocated to restaurant operations.

(2) Includes 400 bps reduction for estimated marketing costs, and includes other Bloomin' Brand concepts

ADJUSTED G&A EXPENSES AS % OF RESTAURANT SALES

Primary headcount in place; leverage expected in 2016



7.8%
7.0%
7.4%
8.4%
8.5%
2 New Units Opened
5 New Units Opened
6 New Units Opened
2011
2012
2013
2014 (2)
LTM (1)(2)

(1) LTM for 12 months ended 9/30/2015
(2) Includes additions to headcount to support growth initiatives
Note: Adjusted G&A excludes stock-based compensation and separation costs

ADJUSTED EBITDA

Well-positioned for adjusted EBITDA growth



$ in millions
$8.8
$11.4
$10.8
$11.5
$11.5
2011
2012
2013
2014 (2)
LTM (1)(2)

(1) LTM for 12 months ended 9/30/2015
(2) Includes additions to headcount to support growth initiatives
Note: Adjusted EBITDA excludes non-cash stock-based compensation and preopening expense

KONA GRILL
kitchen • sushi • cocktails

UNIT GROWTH RATE VS. SSS



2016E Unit Growth
25%
20%
15%
10%
5%
0%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
2015 YTD SSS
KONA GRILL kitchen • sushi • cocktails
BJ's
The Cheesecake Factory
Seasons 52 FRESH GRILL
DEL FRISCO'S GRILLE
BONEFISH GRILL
BRIO tuscan grille
JOE'S CRAB SHACK

Sources: Company filings, Company investor presentations, equity research estimates

CAPITALIZATION

Select Balance Sheet Items

$Millions	December 31, 2014	September 30, 2015
Cash & cash equivalents	$36.6	$15.8
Long-term debt	$0.0	$0.0

- $35.0M credit facility with interest rates at LIBOR + 1.5%-2.5%

FOCUSED ON GROWTH

- Build a **premier polished casual concept**
- Take brand to the **next phase of growth**
  - 2 units opened in 2013; 5 opened in 2014; 7 opened in 2015
  - 8 units planned for 2016 (21% growth); 20% planned growth for next several years
  - Top quartile restaurant operating margins
  - Strong SSS momentum: positive growth in 21 of last 22 quarters
  - 9 leases in hand for 2016-2017 and several leases under negotiation
- **Early-stage international franchise development**
- **Disciplined ROI focus**

INVESTMENT HIGHLIGHTS



Substantial White Space for Domestic and International Growth
Distinctive Atmosphere and Diverse Menu Mix
Strong Unit Economics
Exceptional Food Quality with Innovative Menu Selections
Seasoned Restaurant OperationsTeam
Sophisticated Polished Casual Dining Experience
KONA GRILL
kitchen • sushi • cocktails
Experienced Management Team with Significant Insider Ownership